UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2015 (December 16, 2015)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under Item 8.01 is hereby incorporated by reference into this Item 3.01.

Item 7.01	Regulation FD Disclosure.

A copy of a press release announcing certain of the matters described under Item 8.01 is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On September 2, 2015, Key Energy Services, Inc. (the “Company” or “Key”) was notified by the New York Stock Exchange (the “NYSE”) that it is not in compliance with the continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 over a consecutive 30 trading-day period. On September 4, 2015, the Company issued a press release and filed a Current Report on Form 8-K disclosing the receipt of the NYSE’s notice and stating that it intends to consider available alternatives, potentially including a reverse stock split, to cure the deficiency in order to regain compliance with the NYSE’s continued listing requirements.

Following its review of available alternatives and after consultation with the staff of the NYSE, the Company anticipates it will request shareholder approval at its 2016 annual meeting, to be held on a date yet to be determined, to effect a reverse stock split with a ratio in excess of 1-for-10 in order to regain compliance with the NYSE’s continued listing requirements. While the reverse stock split ratio has not been determined, Section 2-309(e) of the Maryland General Corporation Law requires stockholder approval of a reverse stock split involving a reverse stock split ratio in excess of 1-for-10. Under Section 802.01C of the NYSE Listed Company Manual, because the Company’s plan to cure the stock price deficiency requires stockholder approval, the Company expects to avoid delisting as long as it obtains stockholder approval of the reverse stock split at its 2016 annual meeting and promptly implements the reverse stock split following the meeting.

If the Company’s common stock ultimately were to be delisted for any reason, including failure to regain compliance pursuant to Section 802.01C of the NYSE Listed Company Manual, it could negatively impact the Company in the following ways, including, but not limited to, by: (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could further harm the performance of the Company’s common stock and negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Under the NYSE rules, the Company’s common stock will continue to be traded on the NYSE until its 2016 annual meeting, subject to the Company’s compliance with other continued listing requirements. The NYSE notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements and does not conflict with or cause an event of default under any of the Company’s material debt or other agreements.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. The forward-looking statements include a description of our intention to consider alternatives to cure the NYSE continued listing requirement deficiency. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance for 2015. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will fail to regain compliance pursuant to Section 802.01C of the NYSE Listed Company Manual; risks related to failure to receive shareholder approval at the 2016 annual meeting with respect to the reverse stock split proposal; risks related to being delisted from the NYSE, which might result in negative impact on Key in the following ways, including, but not limited to, by: (i) reducing the liquidity and market price of Key’s common stock; (ii) reducing the number of investors willing to hold or acquire Key’s common stock, which could further harm the performance of Key’s common stock and negatively impact Key’s ability to raise equity financing; (iii) limiting Key’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing Key’s ability to provide equity incentives to its employees; risks related to effecting a reverse stock split; risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that Key’s expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key’s businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks relating to Key’s ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks relating to compliance with the FCPA and anti-corruption laws, including risks related to increased costs in connection with FCPA investigations; risks regarding the timing or conclusion of the FCPA investigations, including the risk of fines or penalties imposed by government agencies for violations of the FCPA; risks affecting Key’s international operations, including risks affecting Key’s ability to execute its plans to withdraw from its international markets outside North America; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key’s operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key’s businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; risks relating to Key’s ability to satisfy listing requirements for its equity securities;

risks that Key may not have sufficient liquidity; risks relating to Key’s ability to comply with covenants under its current credit facilities; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of Key’s control, Key’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.

PARTICIPANTS IN THE SOLICITATION

The Company, its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the anticipated proposal to effect a reverse stock split with a ratio in excess of 1-for-10. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 23, 2015, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the Securities and Exchange Commission. Free copies of this document may be obtained as described in the following paragraph.

AVAILABILITY OF PROXY MATERIALS

The Company encourages stockholders to read the proxy statement for its 2016 Annual Meeting of Stockholders when it becomes available because it will contain important information relating to the meeting and the anticipated proposal to effect a reverse stock split with a ratio in excess of 1-for-10. Stockholders may obtain a free copy of the proxy statement and other documents (when available) that the company files with the Securities and Exchange Commission at the its website at www.sec.gov. When filed, the proxy statement and these other documents may also be obtained for free from the company by directing a request to Key Energy Services, Inc., 1301 McKinney Street, Suite 1800, Houston, Texas 77010, Attention: Investor Relations, or at www.keyenergy.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Key Energy Services, Inc. issued December 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: December 17, 2015	By:	/s/ J. Marshal Dodson
J. Marshall Dodson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Key Energy Services, Inc. issued December 16, 2015.